SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [x]
Bulldog Investors, LLC
Attn: Phillip Goldstein
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663
Phone: 201 881-7100
Fax: 201 556-0097

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
Definitive Proxy Statement [x]
Definitive Additional Materials
Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-
12

Alliance California Municipal Income Fund, Inc.
(Name of Registrant as Specified in Its Charter)

Bulldog Investors, LLC
Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required [x].

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials [].

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing [].

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:


     URGENT NOTICE ABOUT YOUR INVESTMENT IN
   ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

   The shares of Alliance California Municipal Income Fund have traded at a discount from net asset value (NAV) for years, peaking at more than 14% last March. Stockholders finally have an opportunity to permanently eliminate the chronic discount.

   Management is asking you to approve a new management contract for the investment advisor. That approval will do nothing to narrow the discount. Instead, we recommend that you send a message to management by voting against the new contract on our GREEN proxy card. That will tell management that you want to eliminate the discount by having the Fund convert from a closed-end fund to an open-end fund whose shares can be redeemed at any time at NAV.

	IT IS CRITICAL THAT YOU RETURN THE ENCLOSED GREEN PROXY CARD IMMEDIATELY! IF YOUR SHARES ARE HELD BY A BANK OR BROKER, YOU MAY VOTE ONLINE AT WWW.PROXYVOTE.COM OR BY TELEPHONE AT 1-800-454-8683. IF YOU HAVE ALREADY RETURNED MANAGEMENT'S PROXY CARD (EVEN IF YOU VOTED AGAINST THE NEW MANAGEMENT AGREEMENT), YOU SHOULD RETURN OUR GREEN PROXY CARD TO SEND A STRONG MESSAGE TO MANAGEMENT.

       IF YOU HAVE ANY QUESTIONS ABOUT HOW TO VOTE YOUR PROXY, PLEASE CALL INVESTORCOM AT 1-877-972-0090.

						Very truly yours,

						/S/Phillip Goldstein

						Phillip Goldstein
						Principal
					        Bulldog Investors, LLC


PROXY STATEMENT OF BULLDOG INVESTORS, LLC IN OPPOSITION TO THE
 SOLICITATION BY THE BOARD OF DIRECTORS OF ALLIANCE CALIFORNIA
  MUNICIPAL INCOME FUND, INC. FOR A SPECIAL MEETING OF
                   SHAREHOLDERS

Bulldog Investors, LLC ("Bulldog Investors") is sending this proxy statement and the enclosed GREEN proxy card to shareholders of Alliance California Municipal Income Fund, Inc. (the "Fund") of record as of August 13, 2018. We are soliciting a proxy to vote your shares at a special meeting of shareholders (the "Meeting") scheduled for October 11, 2018. Please refer to the Fund's proxy soliciting material for detailed additional information concerning the Meeting and the proposal to be considered by shareholders. This proxy statement and the enclosed GREEN proxy card are first being sent to shareholders on or about September 7, 2018.

                            INTRODUCTION

The Board of Directors has determined to present a proposal to approve a new investment advisory agreement with AllianceBernstein L.P.
(the "Proposal").  We are soliciting a proxy to vote your shares
AGAINST the Proposal.

                     REASONS FOR THE SOLICITATION

Until recently, the Fund's common shares generally traded at a discount in excess of 10% to their net asset value ("NAV"). We believe that if shareholders vote against the Proposal that would send a message to the Board that shareholders want an opportunity to realize a price at or close to NAV for their shares, e.g., by converting the Fund to an open-end Fund.

                     HOW PROXIES WILL BE VOTED

If you complete and return a GREEN proxy card to us, and unless you direct otherwise, your shares will be voted AGAINST the Proposal.
In addition, you will be granting the proxy holders discretionary authority to vote on any other matters that may come before the Meeting. Lastly, if you complete and return a GREEN proxy card to us, and unless you direct otherwise, we may determine not to present your proxy card at the Meeting if we believe that the Proposal is less likely to be approved if your shares are not represented at the Meeting (by making it more difficult to reach a quorum) than if they are represented at the Meeting.

                     VOTING REQUIREMENTS

A quorum for the Meeting will exist if the holders of a majority of the Fund's shares entitled to vote at the Meeting are present or represented by proxy. As of August 13, 2018, the Fund had 8,554,668 shares of common stock, 1,195 shares of Auction Preferred Shares, Series M and Series T, and 1,605 shares of Variable Rate MuniFund Term Preferred Shares outstanding. Each share is entitled to one vote. The approval of the Proposal requires the affirmative vote by holders of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of he outstanding shares. An abstention will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the Proposal.

                    REVOCATION OF PROXIES

You may revoke your proxy by: (i) delivering a written revocation to us; (ii) executing and delivering a later dated proxy to the inspector of election; or (iii) voting in person at the Meeting. Attendance at the Meeting will not by itself revoke a proxy. There is no limit on the number of times you may revoke your proxy and only your most recent proxy will be counted.

                    THE SOLICITATION

We intend to solicit proxies by mail, and may utilize other means, e.g., telephone or the internet. Our proxy materials are available at: www.bulldoginvestorsproxymaterials.com. Persons affiliated with or employed by us may assist us in the solicitation of proxies. Banks, brokerage houses and other securities intermediaries will be requested to forward this proxy statement and the enclosed GREEN proxy card to the beneficial owners for whom they hold shares of record. We will reimburse these organizations for their reasonable out-of-pocket expenses.

Initially, we and our clients will bear the expenses related to this proxy solicitation. Because we believe that all shareholders will benefit from this solicitation, we intend to seek, subject to any applicable regulatory requirements, reimbursement of our expenses from the Fund. Shareholders will not be asked to vote on the reimbursement of these expenses, which we estimate will be $50,000.

                       PARTICIPANTS

As of August 13, 2018, Bulldog Investors, 250 Pehle Avenue, Suite 708, Saddle Brook, NJ 07663, the soliciting stockholder, beneficially owned 879,310 common shares of the Fund which were purchased between October 27, 2017 and August 13, 2018.

September 7, 2018







                            PROXY CARD

THIS PROXY IS SOLICITED BY BULLDOG INVESTORS, LLC IN OPPOSITION TO THE SOLICITATION BY THE BOARD OF DIRECTORS OF ALLIANCE CALIFORNIA
MUNICIPAL INCOME FUND, INC. FOR A SPECIAL MEETING OF SHAREHOLDERS.

The undersigned hereby appoints Phillip Goldstein and Andrew Dakos and each of them, as the undersigned's proxies, with full power of substitution, to attend the Meeting scheduled for October 11, 2018 and any adjourned or postponed Meeting, and to vote on all matters that come before the Meeting the number of shares that the undersigned would be entitled to vote if present in person, as specified below.

(INSTRUCTIONS:  Mark vote by placing an "x" in the appropriate [  ].)

1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH ALLIANCEBERNSTEIN L.P.

FOR [  ]			AGAINST [  ]			ABSTAIN [  ]

2. TO NOT PRESENT THIS PROXY CARD AT THE MEETING IF THE PROXYHOLDERS BELIEVE THAT THE ABOVE PROPOSAL IS LESS LIKELY TO BE APPROVED IF YOUR SHARES ARE
NOT REPRESENTED AT THE MEETING (BY MAKING IT MORE DIFFICULT TO REACH A QUORUM) THAN IF THEY ARE REPRESENTED AT THE MEETING.

FOR [  ]		        AGAINST [  ]

Please sign and date below. Your shares will be voted as directed. If no direction is made, this proxy will be voted AGAINST Proposal 1 and SHALL AUTHORIZE the proxyholders to decline to present this proxy card at the Meeting. The undersigned hereby acknowledges receipt of the proxy statement dated September 7, 2018 of Bulldog Investors and revokes any proxy previously executed.



Signature(s) _____________________ 	Dated: _____________